UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 31, 2006
VALERA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-51768 (Commission File Number)	13-4119931 (I.R.S. Employer Identification Number)

7 Clarke Drive, Cranbury, New Jersey (Address of Principal Executive Offices)	08512 (Zip Code)
(609) 235-3000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On April 3, 2006, the Company issued a press release in which it announced the completion of its acquisition (as previously reported on the Company’s Registration Statement on Form S-1, as amended (Reg. No. 333-123288), and the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 20, 2006) of the New Drug Application and other assets associated with the product known as VALSTAR® (valrubicin) in the U.S. and Valtaxin™ in Canada for the treatment of bladder cancer.
A copy of the press release announcing the completion of this acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibit No.	Description
99.1	Press Release issued April 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERA PHARMACEUTICALS, INC.
Date: April 3, 2006	By:	/s/ Andrew T. Drechsler
Andrew T. Drechsler
Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
99.1*	Press Release issued April 3, 2006.

*	Filed herewith